Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1) Registration Statement (Form S-3 No. 333-137754) of OrthoLogic Corp.
(2) Registration Statement (Form S-3 No. 333-133530) of OrthoLogic Corp.
(3) Registration Statement (Form S-3 No. 333-82050) of OrthoLogic Corp.
(4) Registration Statement (Form S-3 No. 333-01558) of OrthoLogic Corp.
(5) Registration Statement (Form S-3 No. 333-62321) of OrthoLogic Corp.
(6) Registration Statement (Form S-4 No. 333-116153) pertaining to OrthoLogic Corp.’s Asset Purchase Agreement
(7) Registration Statement (Form S-8 No. 333-134980) pertaining to the OrthoLogic Corp.’s 2005 Stock Option Plan
(8) Registration Statement (Form S-8 No. 333-127358) pertaining to the OrthoLogic Corp.’s Restricted Stock Letter Grant
(9) Registration Statement (Form S-8 No. 333-123086) pertaining to the OrthoLogic Corp.’s 1997 Stock Option Plan
(10) Registration Statement (Form S-8 No. 333-87334) pertaining to the OrthoLogic Corp.’s 1997 Stock Option Plan
(11) Registration Statement (Form S-8 No. 333-79010) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(12) Registration Statement (Form S-8 No. 333-01268) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(13) Registration Statement (Form S-8 No. 333-35505) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(14) Registration Statement (Form S-8 No. 333-35507) pertaining to the OrthoLogic Corp.’s Stock Option Plan
(15) Registration Statement (Form S-8 No. 333-09785) pertaining to the OrthoLogic Corp.’s Stock Option Plan of our reports dated March 9, 2007, with respect to the financial statements of OrthoLogic Corp. (a development stage company), OrthoLogic Corp. management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of OrthoLogic Corp., included in this Annual Report (Form 10-K) for the year ended December 31, 2006.

/s/ Ernst & Young LLP

Phoenix, Arizona
March 9, 2007